UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05215)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTXXX

Putnam Tax Exempt Money Market Fund

Semiannual report
3 | 31 | 12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Money Market Fund

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	9

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios.

The fund seeks to earn as high a rate of current income exempt from federal income taxes as Putnam believes is consistent with preservation of capital and maintenance of liquidity. In short, the fund aims to provide tax-favored income at short-term rates.

The fund invests in securities issued by borrowers with excellent credit ratings. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

The fund’s portfolio managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

The fund may be appropriate for investors who want to earmark money for near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day” while earning tax-favored income.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare the yield of a municipal bond or note with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the yield of a municipal security after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond or note’s yield divided by “one minus the tax rate.” For example, if a municipal note’s yield is 1%, then its tax-equivalent yield is 1.5%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax
rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 5 and 9–10 for additional performance information. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 35% federal income tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

What was the investment backdrop like during the six months ended March 31, 2012?

Joanne: The six months was a tale of two halves, with investors gaining confidence as the reporting period progressed. Uncertainty remained high in the early months as the large macroeconomic challenges that dominated headlines throughout 2011 continued to weigh on investor confidence. Treasury rates in the United States declined slightly amid solid demand from risk-averse investors, while discussions over reducing the size of the federal deficit continued to take center stage heading into an election year. Outside the United States, little progress was made in the European sovereign debt situation despite ongoing negotiations.

By the first quarter of 2012, however, the U.S. economy had surprised on the upside. Economic data including housing, jobs, consumer confidence, and spending were either stable or slowly improving — suggesting that the U.S. economy, and the global economic outlook for that matter, might not be as bleak as first thought. Signs of a U.S. recovery were welcome news amid Europe’s clear economic deceleration and China’s more measured slowdown. The positive U.S. economic reports were enough to tempt cautious investors who had waited out the uncertainty in lower-risk investments to shift assets into higher-risk strategies, such as equities and high-yield bonds. Treasury rates rose during the risk rally to attract interest amid the stronger economic results.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 9–10 for additional fund performance information. Index descriptions can be found on page 12.

How did Putnam Tax Exempt Money Market Fund perform in this environment?

Jonathan: The reporting period was a challenging time for investors focused on the short end of the yield curve. The Federal Reserve [Fed] remained firm in its resolve to hold its benchmark federal funds rate steady in the 0%-to-0.25% range to promote growth and maintain liquidity in the financial system. The near-zero rates have hovered at this level for over three years, resulting in historically low returns and yields on money market securities. With its conservative, high-quality focus, the fund delivered performance that was in line with this interest-rate environment.

What were the biggest concerns weighing on the tax-free money markets during the reporting period?

Joanne: Low interest rates and discussions surrounding tax rates preoccupied tax-exempt money-market investors during the period.

Commentary contained in the Fed minutes indicated that the Board of Governors intends to maintain interest rates at their present levels well into 2014 and that it is unlikely to embark on another round of asset purchases [known as QE1 and QE2] unless growth stalls or inflation is less than its 2.0% target. Persistently low rates offer little opportunity for income, but tax-exempt money markets have proven resilient over the past several years as they continue to be a stable and liquid investment alternative for tax-sensitive investors with short-term investment horizons.

Taxes continue to be a hotly contested issue, especially in an election year. Simplification of the tax code is one possibility, with potential changes to a number of the existing marginal rates, which could affect the relative attractiveness of tax-exempt securities. At the same time, there is significant pressure to raise the top marginal rates, which could increase the attractiveness of tax-exempt securities. We’ll continue to monitor developments in this fluid situation closely.

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

With interest rates pinned down at such low levels for the period, where did you find your best investment opportunities?

Jonathan: During the period, we maintained our focus on conservative and liquid investments by emphasizing VRDNs [variable-rate demand notes], which are very responsive to changes in short-term interest rates. VRDNs provide attractive yields, diversification, and daily and weekly resets as dictated by the par put provisions built into their municipal debt structure. VRDN rates fell to new lows at the end of 2011 as demand for these securities was high. Toward the end of the period, rates began to rise in line with taxable short-term securities as the supply of Treasury securities increased.

We have remained diligent to ensure the portfolio’s exposure to securities with credit and liquidity enhancements are provided by strong commercial banks and solid municipal issuers. Commercial banks act as third-party credit support, which translates into a reduced credit risk to the fund because another entity is providing credit and liquidity enhancement for interest and principal payments. On March 31, 2012, the 7-day yield [with the fund’s expense limitation] was 0.01%, and the portfolio’s WAM [weighted average maturity] was 11 days.

Which fund holdings exemplified your strategy during the period?

Joanne: JPMorgan, Wells Fargo, and U.S. Bank continue to be among the largest suppliers of credit and liquidity support in the fund. We have exposure to high-quality universities such as Harvard and Stanford. The fund also has exposure to strong health-care institutions through issuance by Texas Health Resources and Partners Healthcare System.

U.S. growth appears to be improving, but the Fed remains committed to its accommodative monetary policy for the foreseeable future. What are the implications of this policy for tax-free money market investors?

Jonathan: We believe the U.S. economy is growing at about a 2.0% pace, although there is considerable month-to-month volatility. Certainly, the labor market is continuing to improve slowly and steadily, and consumer confidence has risen with this better data and

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

declining headline inflation. It is our belief that the economy will maintain this pace of growth in 2012, but we remain concerned about several risks to this outlook. As has been the case for the past two years, macroeconomic concerns — whether they are a hard landing in China, a spike in oil prices, or economic deterioration in Europe — could reassert themselves at any time.

These risk variables have put the Fed in an accommodative stance, which means challenging conditions for money market funds will continue until short-term interest rates begin to rise. When the economic environment starts to solidly improve, we believe interest-rate normalization in the United States will likely occur. Meanwhile, we will continue to focus on safety and liquidity, while looking for competitive yields further out on the tax-exempt money market maturity spectrum when investment opportunities arise.

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper is a Portfolio Analyst at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Thirteen years after the 17-member eurozone adopted a single currency, Greece became the first member country to officially default. All three major ratings agencies — Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings — have declared Greece to be in default on its sovereign debt. The majority of private holders of Greek bonds have agreed to exchange their existing bonds for new, longer-dated ones with lower interest rates and substantially lower face values. In addition to the country’s debt restructuring, sellers of credit-default swaps — a form of private insurance against default — have agreed to pay approximately $2.5 billion to settle their contracts. Both the debt restructuring and the credit-default swap settlement were completed without triggering a wave of deleveraging or a liquidity crisis within the European banking sector, thus avoiding the long-feared worst-case scenario for investors. Nonetheless, Europe’s structural imbalances likely will remain with us for some time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581.

Fund performance and comparative Lipper returns For periods ended 3/31/12

	Putnam Tax Exempt	Lipper Tax-Exempt Money Market
	Money Market Fund	Funds category average*

Annual average
(life of fund, since 10/26/87)	2.48%	2.53%

10 years	12.15	12.32
Annual average	1.15	1.17

5 years	4.24	4.34
Annual average	0.83	0.85

3 years	0.07	0.13
Annual average	0.02	0.04

1 year	0.01	0.01

6 months	0.00	0.01

Current yield (end of period)

Current 7-day yield [1]
(with expense limitation)	0.01	N/A

Taxable equivalent [2]	0.02	N/A

Current 7-day yield
(without expense limitation)	–0.43	N/A

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the periods, this fund had expense limitations, without which returns and yields would have been lower.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 91, 91, 86, 79, 53, and 23 funds, respectively, in this Lipper category.

1 The 7-day yield is one of the most common gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 35.00% 2012 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

Fund distribution information For the six-month period ended 3/31/12

Distributions	Class A

Number	6

Income*	$0.0000498

Capital gains†	—

Total	$0.0000498

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

† Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class A

Net expenses for the fiscal year ended 9/30/11*	0.55%

Total annual operating expenses for the fiscal year ended 9/30/11	0.57%

Annualized expense ratio for the six-month period ended 3/31/12†	0.10%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/13.

† Includes the impact of a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*†	$0.50

Ending value (after expenses)	$1,000.00

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*†	$0.51

Ending value (after expenses)	$1,024.50

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/12 (Unaudited)

Key to holding’s abbreviations

FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
that carry coupons that reset every one or seven
FNMA Coll. Federal National Mortgage	days. The rate shown is the current interest rate at the
Association Collateralized	close of the reporting period.

LOC Letter of Credit

MUNICIPAL BONDS AND NOTES (98.8%)*	Rating**	Principal amount	Value

Alabama (1.0%)
Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 0.18s, 2/1/40
(Bank of Nova Scotia (LOC))	VMIG1	$500,000	$500,000

			500,000
California (6.0%)
CA Edl. Fac. Auth. VRDN (Stanford U.), Ser. L,
0.13s, 10/1/22	VMIG1	800,000	800,000

CA Hlth. Fac. Fin. Auth. VRDN (Scripps Hlth.),
Ser. B, 0.15s, 10/1/42	Aa3	500,000	500,000

CA Statewide Cmnty. Dev. Auth. VRDN
(Kaiser Permanente), Ser. E, 0.15s, 11/1/36	A–1	500,000	500,000

San Francisco City & Cnty., Multi-Fam. Hsg. VRDN,
Ser. A, FHLMC Coll., 0.16s, 8/1/30	A–1+	1,200,000	1,200,000

			3,000,000
Colorado (1.0%)
CO State Ed. Loan Program Rev. Bonds, Ser. A,
2s, 6/29/12	MIG1	500,000	502,307

			502,307
Connecticut (0.8%)
CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.),
Ser. U2, 0.15s, 7/1/33	VMIG1	400,000	400,000

			400,000
Delaware (1.5%)
DE State Hlth. Facs. Auth. VRDN
(Christiana Care), Ser. A, 0.2s, 10/1/38	VMIG1	750,000	750,000

			750,000
Georgia (2.3%)
Roswell, Hsg. Auth. Multi-Fam. VRDN (Rosemont
Apt.), FHLMC Coll., 0.18s, 1/1/34	A–1+	1,170,000	1,170,000

			1,170,000
Idaho (1.5%)
ID State U. Foundation VRDN (E & Thelma Stephens
Project), Ser. L, 0.2s, 5/1/21 (Wells Fargo Bank
N.A. (LOC))	VMIG1	750,000	750,000

			750,000
Illinois (5.1%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.19s,
12/1/32 (U.S. Bank, N.A. (LOC))	A–1	855,000	855,000

IL Dev. Fin. Auth. VRDN (North Shore Country
Day), 0.19s, 7/1/33 (Northern Trust Co. (LOC))	VMIG1	900,000	900,000

IL Edl. Fac. Auth. VRDN (Lake Forest Open Lands),
0.18s, 8/1/33 (Northern Trust Co. (LOC))	A–1+	800,000	800,000

			2,555,000

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

Indiana (5.0%)
IN State Dev. Fin. Auth. Ed. Fac. VRDN (IN Museum
of Art), 0.19s, 2/1/39 (JPMorgan Chase Bank,
N.A. (LOC))	VMIG1	$1,000,000	$1,000,000

IN State Fin. Auth. Edl. Fac. VRDN (Depauw U.),
Ser. A, 0.19s, 7/1/36 (Northern Trust Co. (LOC))	VMIG1	1,000,000	1,000,000

Indianapolis Multi-Fam. Hsg. VRDN (Capital
Place-Covington), FNMA Coll., 0.19s, 5/15/38	A–1+	500,000	500,000

			2,500,000
Kansas (1.9%)
KS State Dev. Fin. Auth. Hlth. Fac. VRDN
(Deaconess Long Term Care), Ser. C, 0.18s,
5/15/30 (JPMorgan Chase Bank, N.A. (LOC))	VMIG1	965,000	965,000

			965,000
Kentucky (1.5%)
Christian Cnty., Assn. of Cnty. Leasing Trust
VRDN, Ser. B, 0.2s, 8/1/37 (U.S. Bank, NA (LOC))	VMIG1	720,000	720,000

			720,000
Maryland (2.0%)
County of Howard Commercial Paper, Ser. 11,
0.14s, 5/1/12	P–1	750,000	750,000

MD State Trans. Auth. VRDN (Baltimore/WA Arpt.),
Ser. A, 0.17s, 7/1/13 (State Street Bank &
Trust Co. (LOC))	VMIG1	265,000	265,000

			1,015,000
Massachusetts (5.7%)
MA State VRDN (Construction Loan), Ser. A,
0.19s, 3/1/26	VMIG1	800,000	800,000

MA State Hlth. & Edl. Fac. Auth. VRDN
(Wellesley College), Ser. G, 0.2s, 7/1/39	VMIG1	500,000	500,000
(Partners Hlth. Care Syst.), Ser. D-5, 0.2s, 7/1/17	VMIG1	800,000	800,000

Massachusetts Health & Educational Facilities
Authority Commercial Paper (Harvard University),
Ser. EE, 0.09s, 5/1/12	P–1	750,000	750,000

			2,850,000
Michigan (3.4%)
Michigan State Hosp. Fin. Auth. Commercial Paper
(Trinity Hlth. Credit Group), Ser. 09-C, 0.16s, 7/2/12	VMIG1	750,000	750,000

U. of MI VRDN (Hosp.), Ser. B, 0.17s, 12/1/37	VMIG1	950,000	950,000

			1,700,000
Minnesota (5.8%)
Minnanoka & Ramsey Cntys., North Suburban Hosp.
Dist. VRDN (Hlth. Ctr.), 0.16s, 8/1/14 (Wells
Fargo Bank N.A. (LOC))	A–1+	600,000	600,000

Minnetonka, Hsg. Fac. VRDN (Beacon Hill), FNMA
Coll., 0.18s, 5/15/34	VMIG1	395,000	395,000

MN State Higher Ed. Fac. Auth. VRDN (St. Olaf
College), Ser. 5-M2, 0.21s, 10/1/20 (Harris,
N.A. (LOC))	VMIG1	805,000	805,000

New Ulm, Hosp. Fac. VRDN (Hlth. Ctr. Syst.),
0.16s, 8/1/14 (Wells Fargo Bank N.A. (LOC))	A–1+	600,000	600,000

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.16s, 11/15/38	VMIG1	500,000	500,000

			2,900,000

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

Mississippi (1.4%)
Jackson Cnty., Poll. Control VRDN (Chevron
USA, Inc.), 0.20, 6/1/23	P–1	$700,000	$700,000

			700,000
Missouri (3.7%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. A, 0.22s, 9/1/30	VMIG1	600,000	600,000
(BJC Hlth. Syst.), Ser. E, 0.16s, 5/15/38	VMIG1	750,000	750,000

University of Missouri Commercial Paper 0.14s, 4/12/12	P–1	500,000	500,000

			1,850,000
Montana (1.6%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity),
Ser. A, 0.2s, 12/1/25	VMIG1	800,000	800,000

			800,000
Nevada (2.1%)
Reno, Sales Tax VRDN, 0.2s, 6/1/42 (Bank of New
York Mellon (LOC))	VMIG1	800,000	800,000

Truckee Meadows Water Authority Commercial Paper,
Ser. 06-B, 0.18s, 4/11/12 (Lloyds TSB Bank
PLC/New York Branch (LOC))	P–1	250,000	250,000

			1,050,000
New Hampshire (1.2%)
NH Hlth. & Ed. Fac. Auth. VRDN
(Dartmouth College), Ser. A, 0.18s, 6/1/31	VMIG1	600,000	600,000

			600,000
New Jersey (1.9%)
NJ Hlth. Care Fac. Fin. Auth. VRDN (Somerset Med.
Ctr.), 0.16s, 7/1/24 (TD Bank, N.A. (LOC))	VMIG1	970,000	970,000

			970,000
New York (0.8%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 0.17s, 1/1/35
(HSBC Bank USA, N.A. (LOC))	A–1+	190,000	190,000
(Cherry Ridge Assisted Living), 0.17s, 1/1/35
(HSBC Bank USA, N.A. (LOC))	A–1+	190,000	190,000

			380,000
North Carolina (6.8%)
NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forrest
U.), Ser. B, 0.14s, 1/1/18	VMIG1	820,000	820,000

North Carolina Capital Facilities Finance Agency
Commercial Paper (Duke University), Ser. A1&2,
0.11s, 6/1/12	P–1	750,000	750,000

U. of NC VRDN, Ser. C, 0.14s, 12/1/25	VMIG1	845,000	845,000

Wake Cnty., VRDN, Ser. A, 0.17s, 3/1/26	VMIG1	1,000,000	1,000,000

			3,415,000
Ohio (3.1%)
Columbus, Swr. VRDN, Ser. B, 0.18s, 6/1/32	VMIG1	910,000	910,000

OH State Higher Edl. Fac. Comm. VRDN
(Cleveland Clinic), Ser. B-4, 0.2s, 1/1/43	VMIG1	500,000	500,000

Warren Cnty., Hlth. Care Fac. VRDN
(Otterbein Homes), 0.2s, 7/1/31 (U.S. Bank,
N.A. (LOC))	A–1	140,000	140,000

			1,550,000
Oklahoma (2.0%)
OK State Tpk. Auth. VRDN, Ser. F, 0.2s, 1/1/28	VMIG1	1,000,000	1,000,000

			1,000,000

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

Pennsylvania (2.8%)
Dauphin Cnty., Hosp. VRDN (Reading Hosp. & Med.
Ctr.), Ser. A, 0.18s, 10/1/17	Aa3	$500,000	$500,000

Delaware River Port Auth. PA & NJ VRDN, Ser. B,
0.16s, 1/1/26 (TD Bank, N.A. (LOC))	VMIG1	895,000	895,000

			1,395,000
Tennessee (2.8%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Board VRDN
(Catholic Hlth. Initiatives), Ser. C, 0.18s, 5/1/39	VMIG1	800,000	800,000

Metro. Govt. Nashville & Davidson Cnty., Hlth. &
Edl. Fac. Board VRDN (Vanderbilt U.), Ser. A-1,
0.15s, 10/1/44	VMIG1	600,000	600,000

			1,400,000
Texas (10.0%)
Board of Regents of Texas Tech University Revenue
Financing System Commercial Paper, Ser. A,
0.14s, 4/2/12	P–1	750,000	750,000

Harris Cnty., Hlth. Fac. Dev. Corp. VRDN
(Texas Childrens), Ser. B-1, 0.2s, 10/1/29	VMIG1	940,000	940,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.2s, 11/15/33	VMIG1	885,000	885,000

Texas Public Finance Authority Commercial Paper,
Ser. 08, 0.1s, 4/2/12	P–1	750,000	750,000

TX State VRDN (Veterans Hsg. Assistance II),
Ser. D, 0.18s, 12/1/36 (Sumitomo Trust &
Banking Co. (LOC))	VMIG1	950,000	950,000

University of Texas System Board of Regents Rev.
Fin. Syst. Commercial Paper, Ser. A, 0.13s, 4/2/12	P–1	750,000	750,000

			5,025,000
Utah (1.0%)
Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.), Ser. C, 0.2s, 5/15/36	Aa1	500,000	500,000

			500,000
Virginia (6.6%)
Cap. Beltway Funding Corp. VRDN (495 Hot Lanes),
Ser. C, 0.13s, 12/31/47 (National Australia
Bank (LOC))	VMIG1	1,000,000	1,000,000

James Cnty., Indl. Dev. Auth. VRDN (Multi Fam. —
Chambrel), FNMA Coll., 0.19s, 11/15/32	A–1+	805,000	805,000

Loudoun Cnty., Indl. Dev. Auth. VRDN (Howard
Hughes Med.), Ser. F, 0.16s, 2/15/38	VMIG1	750,000	750,000

Regents of University of Virginia Commercial
Paper, Ser. 03-A, 0.14s, 7/3/12	P–1	750,000	750,000

			3,305,000
Washington (2.1%)
WA State Hsg. Fin. Comm. Non Profit VRDN (St.
Vincent De Paul), Ser. A, 0.2s, 2/1/31 (Wells
Fargo Bank N.A. (LOC))	A–1+	1,040,000	1,040,000

			1,040,000
West Virginia (0.4%)
WV State Econ. Dev. Auth. Poll Control VRDN (OH
Pwr. Co. — Kammer), Ser. B, 0.17s, 7/1/14 (Bank
of Nova Scotia (LOC))	P–1	200,000	200,000

			200,000

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value

Wisconsin (2.0%)
WI State Hlth. & Edl. Fac. Auth. VRDN (Wheaton
Franciscan Svcs.), Ser. B, 0.19s, 8/15/33 (U.S.
Bank, N.A. (LOC))	VMIG1	$1,000,000	$1,000,000

			1,000,000
Wyoming (2.0%)
Gillette, Poll. Control VRDN, 0.21s, 1/1/18
(Barclays Bank PLC (LOC))	P–1	500,000	500,000

Sweetwater Cnty., Poll. Control VRDN
(Pacific Corp.), Ser. A, 0.19s, 7/1/15 (Barclays
Bank PLC (LOC))	VMIG1	500,000	500,000

			1,000,000

TOTAL INVESTMENTS

Total investments (cost $49,457,307)			$49,457,307

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $50,060,788.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financial	28.4%
Health care	27.8
Education	15.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$49,457,307	$—

Totals by level	$—	$49,457,307	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$49,457,307

Cash	323,522

Interest and other receivables	25,105

Receivable for shares of the fund sold	357,911

Receivable from Manager (Note 2)	5,878

Total assets	50,169,723

LIABILITIES

Distributions payable to shareholders	124

Payable for shares of the fund repurchased	19,181

Payable for investor servicing fees (Note 2)	2,023

Payable for custodian fees (Note 2)	4,389

Payable for Trustee compensation and expenses (Note 2)	51,393

Payable for administrative services (Note 2)	212

Payable for reports to shareholder	7,090

Payable for audit expense	23,661

Other accrued expenses	862

Total liabilities	108,935

Net assets	$50,060,788

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$50,075,683

Undistributed net investment income (Note 1)	363

Accumulated net realized loss on investments (Note 1)	(15,258)

Total — Representing net assets applicable to capital shares outstanding	$50,060,788

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($50,060,788 divided by 50,080,661 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/12 (Unaudited)

INTEREST INCOME	$28,543

EXPENSES

Compensation of Manager (Note 2)	78,666

Investor servicing fees (Note 2)	13,345

Custodian fees (Note 2)	4,136

Trustee compensation and expenses (Note 2)	2,389

Administrative services (Note 2)	697

Reports to shareholders	10,564

Registration fees	12,719

Auditing	23,663

Other	5,415

Fees waived and reimbursed by Manager (Note 2)	(125,882)

Total expenses	25,712

Expense reduction (Note 2)	(314)

Net expenses	25,398

Net investment income	3,145

Net increase in net assets resulting from operations	$3,145

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$3,145	$4,923

Net realized gain on investments	—	62

Net increase in net assets resulting from operations	3,145	4,985

Distributions to shareholders (Note 1):
From tax-exempt net investment income	(2,670)	(6,836)

Decrease from capital share transactions (Note 4)	(2,811,047)	(94,743)

Total decrease in net assets	(2,810,572)	(96,594)

NET ASSETS

Beginning of period	52,871,360	52,967,954

End of period (including undistributed net investment
income of $363 and distributions in excess of net investment
income of $112, respectively)	$50,060,788	$52,871,360

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	(%) [c]

Class A
March 31, 2012**	$1.00	.0001	—	.0001	— [e]	—[e]	$1.00	—*[f]	$50,061	.05 *[d]	.01*[d]
September 30, 2011	1.00	.0001	— [e]	.0001	(.0001)	(.0001)	1.00	.01	52,871	.21 [d]	.01 [d]
September 30, 2010	1.00	.0005	—	.0005	(.0005)	(.0005)	1.00	.05	52,968	.22 [d]	.05 [d]
September 30, 2009	1.00	.0035	—	.0035	(.0040)	(.0040)	1.00	.40	66,878	.47 [d]	.37 [d]
September 30, 2008	1.00	.0209	(.0002)	.0207	(.0211)	(.0211)	1.00	2.13	71,322.56		2.09
September 30, 2007	1.00	.0319	—	.0319	(.0312)	(.0312)	1.00	3.17	74,596.59		3.16

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2012	0.01%

September 30, 2011	0.02

September 30, 2010	0.03

September 30, 2009	0.25

September 30, 2008	0.25

September 30, 2007	0.15

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2012	0.23%

September 30, 2011	0.34

September 30, 2010	0.38

September 30, 2009	0.09

e Amount represents less than $0.0001 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

24	25

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Tax Exempt Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a rate of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2011 the fund had a capital loss carryover of $15,258 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$1,340	$—	$1,340	September 30, 2013

13,918	—	13,918	September 30, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $6,165 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management waived $119,717 as a result of this waiver from the fund, and the net yield at the close of the reporting period was 0.01%.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $314 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $42, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the fund’s average net assets. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $45,004,355 and $46,665,000, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Six months ended 3/31/12	Year ended 9/30/11

Class A

Shares sold	16,203,391	43,491,000

Shares issued in connection with
reinvestment of distributions	2,382	6,130

	16,205,773	43,497,130

Shares repurchased	(19,016,820)	(43,591,873)

Net decrease	(2,811,047)	(94,743)

At the close of the reporting period, a Trustee of the fund owned 7.75% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Trustees	Vice President, Assistant
Jameson A. Baxter, Chair	Treasurer and Principal	Susan G. Malloy
Ravi Akhoury	Accounting Officer	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA057
273816 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012